SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 25, 2014
Date of report (Date of earliest event reported)

____________________________________

BIOLIFE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18710	94-3076866
(State or Other Juris- diction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

 3303 Monte Villa Parkway, Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 402-1400
(Registrant’s telephone number, including area code)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 3.02 and Item 8.01 of this current report on Form8-K and Item 1.01 and Item 3.02 of our current report on Form 8-K filed March 20, 2014 is incorporated herein by reference.

ITEM 3.02.                      UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 and Item 3.02 of our current report on Form 8-K filed on March 20, 2014 is incorporated herein by reference.

Pursuant to previously disclosed note conversion agreements with WAVI Holding AG and Taurus4757 GmbH (the “Note Holders”), concurrently with the closing of the Company’s public offering of units, the Company converted approximately $14.3 million of indebtedness to the Note Holders into equity, issuing to the Note Holders an aggregate of 3,321,405 units having terms substantially similar to the public offering units (the “Note Conversion”).  In connection with the Note Conversion, the Company’s $14.3 million indebtedness to the Note Holders under the terms of the Company’s previously disclosed facility agreements was extinguished and the Note Holders agreed to release all security.

Each unit issued to the Note Holders consists of one share of our common stock and one warrant.  Each whole warrant is exercisable for a period of seven years to acquire one share of common stock at a price of $4.75 per share.  The exercise price of the warrants is subject to adjustment in the case of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Company’s common stock.  The warrants do not include any beneficial ownership limitation.  The foregoing is only a brief description of the material terms of the warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the form of warrant that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The units, including the shares of common stock and warrants, issued to the Note Holders have not and will not be registered pursuant to the Securities Act of 1933, as amended.  Such securities have been issued to the Note Holders, each of whom is a non-U.S. person, in an offshore transaction relying on the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended.

ITEM 8.01.                      OTHER EVENTS

On March 25, 2014, the Company issued a press release announcing the closing of its public offering of units and the Note Conversion described in Item 3.02 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit #                      Description

10.1	Form of Conversion Warrant

99.1	Press Release of BioLife Solutions, Inc. dated March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Date: March 25, 2014	By:	/s/ Daphne Taylor
Daphne Taylor
Chief Financial Officer